UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 8, 2010

ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information required by this item is contained in Item 4.02 of this report and is incorporated herein by reference.

Item 4.02 (a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Enterprise Financial Services Corp (the “Company”) previously disclosed both in an exhibit to its Current Report on Form 8-K filed on October 23, 2009 and in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed on November 6, 2009, the Company’s discovery of an error in its accounting for loan participation agreements that affected the Company’s fiscal years ended December 31, 2007 and December 31, 2008, all quarters of fiscal year 2008 and the first and second quarters of 2009. Except for labeling affected prior period financial statements as “Restated,” no further changes are being made to the Company’s above described corrected financial statements and no further restatement of the Company’s financial statements is anticipated. As previously disclosed, as a result of the amendment of the loan participation agreements, the overall effect of these adjustments from the original period of correction to December 31, 2009 was neutral to the Company’s financial results. The Company expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 on Tuesday, March 16, 2010.

Decision to Record the Correction of an Immaterial Error

The Company’s Chief Financial Officer and members of the Audit Committee discussed the error described below with KPMG LLP (“KPMG”), the Company’s registered independent public accounting firm. Management reviewed the impact of the accounting error and concluded that the error was immaterial to the previously reported amounts contained in its periodic reports. As a result, on October 12, 2009, management concluded that the Company’s previously filed financial statements for fiscal years ended December 31, 2007 and December 31, 2008, all quarters of fiscal year 2008 and the first and second quarters of fiscal year 2009 should be corrected. The Company corrected its financial information for such periods and disclosed corrected financial information for the first two quarters of 2009, the quarter and nine months ended September 30, 2008, and the quarter ended December 31, 2008, with an explanation of the error, in its Quarterly Earnings Release on October 23, 2009 and in its Form 10-Q, filed on November 6, 2009.

Description of the Correction of an Immaterial Error, as previously disclosed in Quarterly Earnings Release on October 23, 2009

During a review of loan participation agreements in the third quarter of 2009, the Company determined that certain of its loan participation agreements contained language inconsistent with sale accounting treatment. The agreements provided the Company with the unilateral ability to repurchase participated portions of loans at their outstanding loan balance plus accrued interest at any time, which conflicts with sale accounting treatment. As a result, rather than accounting for loans participated to other banks as sales, the Company should have recorded the participated portion of the loans as portfolio loans, and should have recorded secured borrowings from the participating banks to finance such loans. In order to correct the error, the Company recorded the participated portion of such loans as portfolio loans, along with a secured borrowing liability (included in Other borrowings in the consolidated balance sheets) to finance the loans. The revision did not impact net cash provided by operating activities.

In the fourth quarter of 2009, the Company obtained amended agreements so that all of the Company’s loan participation agreements qualify for sale accounting treatment as of December 31, 2009.

Determination that Restatement was Material

On December 31, 2009 the Company received a comment letter from the Securities and Exchange Commission (the “SEC”) concerning, among other things, the Company’s determination that the error was immaterial for the prior periods effected. The Company has since been in discussions with the accounting staff of the SEC’s Division of Corporate Finance, (the “Staff”), regarding this issue. On March 8, 2010, the Company was informed that the Staff disagreed with the Company’s determination that the effect of the accounting error on the prior periods was immaterial. As a result of the position of the Staff, the Company has concluded that its audited consolidated financial statements in the Annual Reports on Form 10-K filed for fiscal years ended December 31, 2007 and December 31, 2008, and its unaudited financial statements in the Quarterly Reports on Form 10-Q filed for all quarters of fiscal year 2008 and the first and second quarters of 2009 should no longer be relied upon. Accordingly, in addition to the corrected financial information that the Company has already disclosed in its earnings press release filed as an exhibit to its Current Report on Form 8-K on October 23, 2009 and in its Quarterly Report on Form 10-Q, filed on November 6, 2009, the Company intends to disclose restated financial information for the fiscal years ended December 31, 2007 and December 31, 2008, as well as selected financial data for all fiscal years ended on or after December 31, 2005 in its 10-K for the year ended December 31, 2009.

Internal Control over Financial Reporting

In subsequent discussions with the Staff regarding the error described above, the Company concluded that a material weakness in its internal controls over financial reporting existed during the periods affected by the error. The Company’s management concluded that the material weakness was the Company’s lack of a formal process to periodically review existing contracts and agreements with continuing accounting significance.

During the fourth quarter of 2009, the Company implemented a formal process to review all contracts and agreements with continuing accounting significance on an annual basis. As a result of the review conducted in the fourth quarter, management did not identify any other errors in its previous accounting for such contracts or agreements. The Company believes that these steps have remediated the above described material weakness.

*  *  *  *  *

Some of the information disclosed herein regarding the final outcome of the Company’s accounting review and actions that may be taken or required as a result of the expected restatements and the conclusions reached by the Company’s management, Audit Committee and Board of Directors based on results of the restatement efforts, timing of filing of the amended periodic reports with respect to such conclusion, and the nature, impact and extent of the Company’s restatement of historical financial statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “potential,” “could” and similar words, although some forward-looking statements are expressed differently. Actual results could differ materially from results projected or referenced in these forward-looking statements. Readers are cautioned to not place undue reliance on forward-looking statements contained herein, which speak only as of the date of this disclosure. The Company undertakes no obligations to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. For other factors that could cause the Company’s results to vary from expectations, please see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

By:

Date: March 12, 2010		/s/	Deborah N. Barstow
Deborah N. Barstow
Senior Vice President and Controller